SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials




      The Travelers Growth and Income Stock Account for Variable Annuities
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                (Name of Registrant as Specified In Its Charter)



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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[_]  Fee paid previously with preliminary materials:

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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

            THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES

            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES


                           URGENT PROXY VOTING REQUEST


         A few weeks ago, we mailed you proxy materials describing and seeking your vote on important proposals that affect the Accounts. We are writing to remind you that your participation is extremely important and we are sending you, under separate cover, another proxy card. If you have already voted, thank you. If you have not already done so, please vote now using one of these options:

         BY MAIL. Please mail your signed proxy card in the postage-paid envelope that was included with your proxy materials.

         BY TELEPHONE. Call 1-800-690-6903 and follow the simple instructions. Have your proxy card ready.

         BY INTERNET. Go to www.proxyweb.com and follow the on-line instructions. Have your proxy card ready.

         In order for your vote to be counted, we must receive it by June 23, 2005. If you need another copy of the proxy materials, please call 1-877-256-6081 (toll free). The expenses of soliciting this proxy are not being borne by the Accounts or contract owners.

Respectfully,



The Travelers Insurance Company